UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2020

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 21, 2020, Intercontinental Exchange, Inc. (“ICE”) announced that Charles A. Vice, 56, Vice Chairman of ICE, will retire as Vice Chairman and will no longer serve as an executive officer of ICE effective on March 31, 2020.

In connection with Mr. Vice’s transition, ICE and Mr. Vice entered into a Transition and Separation Agreement dated January 21, 2020 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Vice’s title will be changed to Advisor to the Chief Executive Officer. Mr. Vice is expected to remain as an employee of ICE until February 28, 2022 to facilitate an orderly transition of his duties and job responsibilities. Mr. Vice’s duties to ICE during this transition period will consist of providing advisory services on strategic, market and regulatory matters to one or more of ICE’s Chief Executive Officer, President and/or their delegees. Mr. Vice will receive a reduced base salary of $20,000 per year during this transition period and will continue to vest in his existing equity awards and continue to receive his other standard benefits while employed with ICE. No severance payment will be provided to Mr. Vice. The Separation Agreement also contains standard non-competition and non-solicitation provisions, as well as confidentiality, waiver and non-disparagement provisions and a general release of claims against ICE. The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01           Other Events

On January 21, 2020, ICE issued a press release announcing these changes. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information contained in the press release is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d)       Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Transition and Separation Agreement between Intercontinental Exchange Holdings, Inc. and Charles A. Vice dated January 21, 2020.
99.1	Press Release dated January 21, 2020.
104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINETAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel

Date:   January 21, 2020